                                                                   Exhibit 32.1



                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Quarterly Report of Foster Wheeler Ltd. (the "Company") on Form 10-Q/A for the period ended March 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Raymond J. Milchovich, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date:    December 19, 2003

                                        /s/ Raymond J. Milchovich
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                                        Name:  Raymond J. Milchovich
                                        Title: Chairman, President and
                                               Chief Executive Officer